UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  November 12, 2004

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11 Commerce Drive, Cranford, New Jersey,      07016
(Address of Principal Executive Offices)               (Zip Code)

(908) 272-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

        On November 12, 2004, Mack-Cali Realty, L.P. (the “Company”) repaid its $150 million portfolio mortgage loan with The Prudential Insurance Company of America (“Prudential”) and entered into a new $150 million mortgage financing (the “New Mortgage Loan”) with the same lender.

        The essential terms of the New Mortgage Loan provide for:

        1.   A maturity date of January 15, 2010;

        2.   An interest rate of 4.78 percent, which is a reduction of 212 basis points from the previous loan; and

        3.   A reduction in the number of properties being secured by the New Mortgage Loan from eleven to seven.

        The New Mortgage Loan contains customary events of default, including among others, nonpayment of principal, interest, fees or other amounts; inaccuracy of representations; violation of covenants; and certain bankruptcy events. If an event of default occurs and is continuing under the New Mortgage Loan, Prudential may declare the entire outstanding balance of the New Mortgage Loan (including all accrued and unpaid interest, any prepayment premium and late charges and any other amounts) to be immediately due and payable.

        A copy of the Amended and Restated Master Loan Agreement dated as of November 12, 2004 is filed herewith as Exhibit 10.1. Mack-Cali Realty Corporation, the general partner of the Company, announced the refinancing of the Mortgage Loan on November 12, 2004. A copy of the press release is filed herewith as Exhibit 99.1.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

        See Item 1.01 above.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. 10.1	Description

Amended and Restated Master Loan Agreement dated as of November 12, 2004 among Mack-Cali Realty, L.P., and Affiliates of Mack-Cali Realty Corporation and Mack-Cali Realty, L.P., as Borrowers, Mack-Cali Realty Corporation and Mack-Cali Realty L.P., as Guarantors and The Prudential Insurance Company of America, as Lender.

99.1	Press Release of Mack-Cali Realty Corporation dated November 15, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2004	MACK-CALI REALTY, L.P. By: Mack-Cali Realty Corporation, its general partner By: /s/ ROGER W. THOMAS —————————————— Roger W. Thomas Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No. 10.1	Description

Amended and Restated Master Loan Agreement dated as of November 12, 2004 among Mack-Cali Realty, L.P., and Affiliates of Mack-Cali Realty Corporation and Mack-Cali Realty, L.P., as Borrowers, Mack-Cali Realty Corporation and Mack-Cali Realty L.P., as Guarantors and The Prudential Insurance Company of America, as Lender.

99.1	Press Release of Mack-Cali Realty Corporation dated November 15, 2004.